UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2024
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (773) 765-7675
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(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ONB	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.    Other Events.

On April 1, 2024, Old National Bancorp (the “Company”) issued a press release announcing that it completed its previously-announced acquisition of CapStar Financial Holdings, Inc. (“CapStar”) and its wholly owned subsidiary, CapStar Bank, headquartered in Nashville, Tennessee, in accordance with the Agreement and Plan of Merger (the “Merger Agreement”) between the Company and CapStar entered into on October 26, 2023. Under the Merger Agreement, CapStar merged with and into the Company, with the Company as the surviving corporation (the “Merger”). Immediately following the Merger, and also effective as of April 1, 2024, CapStar Bank, a Tennessee state-chartered bank and wholly owned subsidiary of CapStar, merged with and into Old National Bank, a wholly owned subsidiary of the Company, with Old National Bank as the surviving bank. As of December 31, 2023, CapStar had approximately $3.1 billion of total assets, $2.7 billion of deposits and $2.3 billion of net loans.

The Company’s press release dated April 1, 2024 is attached to this report as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

99.1    Press Release of Old National dated April 1, 2024

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2024

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary

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